UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-00524

BNY Mellon Investment Funds III
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	11/30/19

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Equity Income Fund

FORM N-CSR

Item 1.          Reports to Stockholders.

BNY Mellon Equity Income Fund

SEMIANNUAL REPORT November 30, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Equity Income Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Equity Income Fund (formerly, Dreyfus Equity Income Fund), covering the six-month period from June 1, 2019 through November 30, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. equity markets experienced bouts of brief volatility during the reporting period, caused in part by concerns over slowing global growth and trade tensions. Prior to the start of the period, mounting trade disputes ended a strong equity market rally. However, stocks recovered in June 2019 and generally experienced an upward trajectory through the month of July. Prices were buoyed by hopes of a U.S.-China trade deal and the steady, although moderate, pace of U.S. economic growth. Nevertheless, concerns over slowing global growth persisted, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, supported in part by central bank policy and consistent consumer spending. Near the end of the period, an announcement by President Trump that the first phase of a trade deal with China had been achieved sent U.S. markets to record highs.

In fixed-income markets, indices generally rose during the reporting period, as mixed economic data and the Federal Reserve’s (the “Fed”) new data-dependent stance regarding future policy moves suggested the economy could be slowing. Markets had been expecting a loosening of monetary policy, and at the end of July 2019, the Fed cut the federal funds rate by 25 basis points. The Fed cut rates again in September and October, for a total 75-basis-point reduction in the federal funds rate during the reporting period. Rates across much of the Treasury curve saw a slight increase during the month of November. However, demand for fixed-income instruments during much of the reporting period was strong, which helped to support positive bond market returns.

We remain optimistic on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
December 16, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from June 1, 2019 through November 30, 2019, as provided by Peter D. Goslin, CFA, Syed A. Zamil, CFA and Chris Yao, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended November 30, 2019, the BNY Mellon Equity Income Fund (formerly, Dreyfus Equity Income Fund) Class A shares produced a total return of 15.75%, Class C shares returned 15.32%, Class I shares returned 15.87% and Class Y shares returned 15.91%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), provided a total return of 15.00% for the same period.2

Please note effective December 2, 2019, Chris Yao, CFA became a portfolio manager of the fund.

Despite pockets of volatility during the six months, U.S. stocks gained ground amid moderate economic growth and supportive central bank policy. The fund outperformed the Index, due in part to a dividend and value tilt within the portfolio. Security selection in the information technology and industrials sectors contributed to the fund’s performance.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund invests primarily in dividend-paying equity securities.

When selecting securities, we choose stocks through a disciplined investment process that combines quantitative modeling techniques, fundamental analysis and risk management, and we may invest in stocks with either value or growth characteristics. In selecting securities, we use a proprietary stock selection model to identify and rank stocks within an industry or sector, based on their value, growth and financial profiles.

Based on the fundamental analysis, we generally select the most attractive of the higher-ranked securities and manage risk by diversifying across companies and industries.

Positive Returns Despite Periodic Volatility

U.S. equities experienced distinct phases of elevated volatility over the six months, not least during August, when the erratic tenor of trade rhetoric was at its most extreme, government bond yields fell sharply, and the U.S. yield curve briefly inverted. However, as investors have come to expect in recent years, the monetary authorities were soon on hand to alleviate the situation, with the U.S. Federal Reserve (the “Fed”) cutting interest rates three times in four months. This monetary stimulus, in tandem with an apparent easing of short-term trade tensions, bolstered sentiment and enabled U.S. equities to shrug off mounting cyclical and geopolitical concerns to deliver a positive return.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Over the six months, growth stocks generally outperformed value stocks. However, a shift occurred in investor preference in August, which became even more pronounced in September. Investors rewarded dividend paying stocks, particularly those with financial metrics associated with quality. In a deviation from the prior trend, investors penalized momentum stocks in August and September.

Dividend and Value Tilt and Security Selection Drove Fund Performance

The fund’s relative results were bolstered by the portfolio’s emphasis on high dividend-paying stocks, many of which can be characterized as value stocks. In a reversal of the recent trend, the markets rewarded dividend-paying stocks in August and September. Stock selection within the information technology and industrials sectors also contributed to performance. Data storage product company Seagate Technology was among the top individual contributors to returns. During the six months, the stock price rose, in part due to earnings which beat estimates and increased guidance. In the industrials sector, a position in United Parcel Service was among the top performing positions. A positive earnings surprise coupled with gains in market share and increased operational discipline helped boost the company’s stock price during the period. In addition, a position in Bristol-Myers Squibb also bolstered results. The pharmaceutical and nutritional product company benefited from a positive investor reaction to its acquisition of Celgene.

Conversely, some of the fund’s security selection efforts detracted. Stock decisions in the consumer discretionary and energy sectors constrained results. A position in energy company Helmerich and Payne was among the top individual detractors. The company works as a contract driller and operates land and platform rigs. The stock price struggled during the period in part due to a decline in drilling activity.

A Disciplined Approach to Stock Picking

Our quantitative models have continued to identify what we believe to be attractive investment opportunities across a broad range of dividend-paying companies in a variety of industry groups. Indeed, periodic volatility in the stock market may present opportunities to purchase the stocks of fundamentally strong companies at more attractive prices. If any of the fund’s holdings reach what we perceive to be fuller valuations, we would expect to replace them with high-quality companies that our model suggests offer more attractive valuations, improving business fundamentals and attractive dividend yields. In addition, we have continued to maintain a broadly diversified portfolio as part of our risk control strategies. We believe our process allows us to participate in rising markets and protect capital in times of stress.

It is our opinion that multi-factor investing is beginning to be rewarded in the markets after a long period where it faced a headwind. Given our investment methods, as of the end of the period we were overweight the energy, utilities, communication services and real estate sectors. We were underweight industrials, consumer discretionary and information technology.

December 16, 2019

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an undertaking in effect through September 30, 2020, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Equity Income Fund from June 1, 2019 to November 30, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended November 30, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.56	$9.58	$4.21	$4.10
Ending value (after expenses)	$1,157.50	$1,153.20	$1,158.70	$1,159.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended November 30, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.20	$8.97	$3.94	$3.84
Ending value (after expenses)	$1,019.85	$1,016.10	$1,021.10	$1,021.20

†Expenses are equal to the fund’s annualized expense ratio of 1.03% for Class A, 1.78% for Class C, .78% for Class I and .76% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

November 30, 2019 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 98.8%
Banks - 7.9%
Associated Banc-Corp	124,000		2,658,560
Bank of America	354,300		11,805,276
Citizens Financial Group	79,200		3,046,032
Comerica	237,700		16,736,457
Frost Bankers	27,450	[a]	2,568,222
JPMorgan Chase & Co.	205,955		27,136,631
New York Community Bancorp	241,250		2,875,700
Regions Financial	842,408		14,017,669
Zions Bancorp	62,200		3,096,316
			83,940,863
Capital Goods - 3.1%
Eaton	48,500		4,486,250
Hubbell	20,400		2,999,208
Johnson Controls International	169,900		7,276,817
PACCAR	179,200		14,581,504
The Timken Company	76,400		4,017,876
			33,361,655
Consumer Durables & Apparel - 1.4%
Garmin	12,200		1,191,818
Tapestry	183,600		4,937,004
Whirlpool	61,600	[a]	8,814,960
			14,943,782
Consumer Services - 1.2%
H&R Block	106,200	[a]	2,589,156
Las Vegas Sands	115,400		7,241,350
Starbucks	28,100		2,400,583
			12,231,089
Diversified Financials - 2.2%
Ares Capital	145,963		2,733,887
Discover Financial Services	23,900		2,028,393
Federated Investors, Cl. B	94,000	[a]	3,150,880
Morgan Stanley	82,950		4,104,366
Synchrony Financial	218,100		8,159,121
The Goldman Sachs Group	15,900		3,519,465
			23,696,112
Energy - 7.8%
Cabot Oil & Gas	147,200		2,346,368
Chevron	179,800		21,059,974
ConocoPhillips	45,400		2,721,276
Exxon Mobil	197,310		13,442,730
Helmerich & Payne	196,400	[a]	7,763,692

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 98.8% (continued)
Energy - 7.8% (continued)
HollyFrontier	49,000	[a]	2,525,950
Kinder Morgan	825,700		16,191,977
Occidental Petroleum	65,900		2,541,763
Phillips 66	48,500		5,563,920
The Williams Companies	406,800		9,242,496
			83,400,146
Food & Staples Retailing - .6%
The Kroger Company	79,500		2,173,530
Walgreens Boots Alliance	77,400		4,613,040
			6,786,570
Food, Beverage & Tobacco - 5.3%
Altria Group	559,870		27,825,539
Philip Morris International	313,090		25,964,554
The Coca-Cola Company	49,100		2,621,940
			56,412,033
Household & Personal Products - 1.8%
Kimberly-Clark	107,850		14,704,269
The Procter & Gamble Company	36,700		4,479,602
			19,183,871
Insurance - 3.4%
MetLife	104,900		5,235,559
Old Republic International	356,950		8,052,792
Principal Financial Group	202,700		11,168,770
Prudential Financial	28,705		2,687,362
Unum Group	294,000		9,037,560
			36,182,043
Materials - 2.1%
International Paper	57,100		2,646,014
LyondellBasell Industries, Cl. A	114,000		10,549,560
Nucor	49,600		2,795,456
Reliance Steel & Aluminum	55,600		6,559,688
			22,550,718
Media & Entertainment - 5.5%
Alphabet, Cl. A	10,900	[b]	14,214,581
Alphabet, Cl. C	10,900	[b]	14,224,064
Facebook, Cl. A	69,200	[b]	13,953,488
Netflix	8,400	[b]	2,643,144
The Interpublic Group of Companies	615,500	[a]	13,787,200
			58,822,477
Pharmaceuticals Biotechnology & Life Sciences - 13.8%
AbbVie	220,030		19,303,232
Amgen	68,100		15,984,432
Bristol-Myers Squibb	577,000		32,854,380

Description	Shares		Value ($)
Common Stocks - 98.8% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 13.8% (continued)
Eli Lilly & Co.	56,400		6,618,540
Gilead Sciences	359,300		24,159,332
Johnson & Johnson	93,700		12,882,813
Merck & Co.	249,910		21,787,154
Pfizer	345,007		13,289,670
			146,879,553
Real Estate - 4.2%
Apartment Investment & Management, Cl. A	113,600	[c]	6,108,272
Brixmor Property Group	169,750	[c]	3,724,315
CoreCivic	292,900	[c]	4,437,435
EPR Properties	34,000	[c]	2,411,280
Host Hotels & Resorts	147,900	[c]	2,586,771
Lamar Advertising, Cl. A	37,200	[c]	3,103,596
Medical Properties Trust	297,900	[c]	6,184,404
Service Properties Trust	101,440	[a,c]	2,362,538
Simon Property Group	32,500	[c]	4,914,325
SITE Centers	195,375	[c]	2,830,984
Spirit Realty Capital	63,000	[c]	3,301,200
Tanger Factory Outlet Centers	164,550	[a,c]	2,504,451
			44,469,571
Retailing - 3.8%
Amazon.com	16,700	[b]	30,073,360
Foot Locker	179,500		7,188,975
Nordstrom	90,400	[a]	3,450,568
			40,712,903
Semiconductors & Semiconductor Equipment - 2.5%
Intel	387,045		22,467,962
Qualcomm	47,700		3,985,335
			26,453,297
Software & Services - 7.8%
International Business Machines	105,340		14,162,963
Microsoft	290,385		43,958,481
Paychex	31,100		2,678,332
The Western Union Company	818,350	[a]	21,997,248
			82,797,024
Technology Hardware & Equipment - 10.7%
Apple	176,370		47,134,882
Cisco Systems	136,750		6,196,142
Hewlett Packard Enterprise	1,105,000		17,492,150
NetApp	93,500		5,665,165
Seagate Technology	303,250	[a]	18,097,960

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 98.8% (continued)
Technology Hardware & Equipment - 10.7% (continued)
Xerox Holdings		504,100		19,624,613
				114,210,912
Telecommunication Services - 5.7%
AT&T		1,023,860		38,271,887
Verizon Communications		360,870		21,738,809
				60,010,696
Transportation - 2.1%
United Parcel Service, Cl. B		182,620		21,865,093
Utilities - 5.9%
AES		955,700		18,072,287
CenterPoint Energy		88,600		2,176,016
Exelon		52,500		2,331,000
FirstEnergy		274,700		13,100,443
OGE Energy		156,417		6,578,899
Pinnacle West Capital		33,900		2,962,521
PPL		192,000		6,533,760
Public Service Enterprise Group		184,000		10,913,040
				62,667,966
Total Common Stocks (cost $896,566,504)				1,051,578,374

Limited Partnerships - .0%
Real Estate - .0%
Brookfield Property Partners LP (cost $132,851)		7,096	[a]	135,250
	1-Day Yield (%)
Investment Companies - 1.0%
Registered Investment Companies - 1.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $10,452,869)	1.63	10,452,869	[d]	10,452,869

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .6%
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $6,205,814)	1.63	6,205,814	[d]	6,205,814
Total Investments (cost $913,358,038)		100.4%		1,068,372,307
Liabilities, Less Cash and Receivables		(.4%)		(4,767,474)
Net Assets		100.0%		1,063,604,833

LP—Limited Partnership

a Security, or portion thereof, on loan. At November 30, 2019, the value of the fund’s securities on loan was $59,083,275 and the value of the collateral was $61,037,000, consisting of cash collateral of $6,205,814 and U.S. Government & Agency securities valued at $54,831,186.

b Non-income producing security.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	21.0
Health Care	13.8
Financials	13.5
Communication Services	11.2
Energy	7.8
Consumer Staples	7.7
Consumer Discretionary	6.4
Utilities	5.9
Industrials	5.2
Real Estate	4.2
Materials	2.1
Investment Companies	1.6
100.4

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 5/31/19 ($)	Purchases ($)	Sales ($)	Value 11/30/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund	7,313,070	92,447,241	89,307,442	10,452,869	1.0	46,133
Investment of Cash Collateral for Securities Loaned:
Dreyfus Institutional Preferred Government Plus Money Market Fund	369,101	20,143,719	14,307,006	6,205,814.6		-
Total	7,682,171	112,590,960	103,614,448	16,658,683	1.6	46,133

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $59,083,275)—Note 1(b):
Unaffiliated issuers	896,699,355	1,051,713,624
Affiliated issuers	16,658,683	16,658,683
Dividends, interest and securities lending income receivable		2,627,631
Receivable for shares of Beneficial Interest subscribed		1,017,475
Prepaid expenses		55,430
		1,072,072,843
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		697,861
Cash overdraft due to Custodian		647
Liability for securities on loan—Note 1(b)		6,205,814
Payable for shares of Beneficial Interest redeemed		1,357,305
Trustees’ fees and expenses payable		18,504
Interest payable—Note 2		718
Other accrued expenses		187,161
		8,468,010
Net Assets ($)		1,063,604,833
Composition of Net Assets ($):
Paid-in capital		924,834,315
Total distributable earnings (loss)		138,770,518
Net Assets ($)		1,063,604,833

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	257,220,902	74,013,599	729,378,351	2,991,981
Shares Outstanding	12,422,499	3,626,302	35,146,377	143,411
Net Asset Value Per Share ($)	20.71	20.41	20.75	20.86

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended November 30, 2019 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	18,968,151
Affiliated issuers	46,133
Income from securities lending—Note 1(b)	33,456
Total Income	19,047,740
Expenses:
Management fee—Note 3(a)	3,737,305
Shareholder servicing costs—Note 3(c)	857,254
Distribution fees—Note 3(b)	268,505
Registration fees	66,648
Professional fees	58,892
Trustees’ fees and expenses—Note 3(d)	53,641
Prospectus and shareholders’ reports	30,324
Loan commitment fees—Note 2	14,426
Custodian fees—Note 3(c)	10,998
Interest expense—Note 2	4,119
Miscellaneous	24,020
Total Expenses	5,126,132
Less—reduction in expenses due to undertaking—Note 3(a)	(284,860)
Net Expenses	4,841,272
Investment Income—Net	14,206,468
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	4,298,635
Net change in unrealized appreciation (depreciation) on investments	137,474,398
Net Realized and Unrealized Gain (Loss) on Investments	141,773,033
Net Increase in Net Assets Resulting from Operations	155,979,501

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
Operations ($):
Investment income—net	14,206,468	22,081,662
Net realized gain (loss) on investments	4,298,635	(14,453,980)
Net change in unrealized appreciation (depreciation) on investments	137,474,398	(50,722,378)
Net Increase (Decrease) in Net Assets Resulting from Operations	155,979,501	(43,094,696)
Distributions ($):
Distributions to shareholders:
Class A	(3,071,374)	(10,389,075)
Class C	(640,814)	(2,075,266)
Class I	(10,354,630)	(27,285,576)
Class Y	(37,166)	(54,195)
Total Distributions	(14,103,984)	(39,804,112)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	19,384,400	91,779,621
Class C	3,556,967	52,043,145
Class I	108,995,414	799,826,763
Class Y	237,059	2,944,015
Distributions reinvested:
Class A	2,692,995	9,415,374
Class C	466,733	1,604,391
Class I	8,888,610	24,248,564
Class Y	35,850	53,216
Cost of shares redeemed:
Class A	(33,706,998)	(47,658,096)
Class C	(8,086,122)	(10,033,109)
Class I	(239,898,143)	(239,787,458)
Class Y	(285,444)	(192,083)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(137,718,679)	684,244,343
Total Increase (Decrease) in Net Assets	4,156,838	601,345,535
Net Assets ($):
Beginning of Period	1,059,447,995	458,102,460
End of Period	1,063,604,833	1,059,447,995

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	994,901	4,770,683
Shares issued for distributions reinvested	141,296	492,558
Shares redeemed	(1,738,343)	(2,494,721)
Net Increase (Decrease) in Shares Outstanding	(602,146)	2,768,520
Class Cb
Shares sold	185,835	2,736,462
Shares issued for distributions reinvested	24,859	85,465
Shares redeemed	(423,002)	(540,219)
Net Increase (Decrease) in Shares Outstanding	(212,308)	2,281,708
Class Ia
Shares sold	5,592,892	41,248,445
Shares issued for distributions reinvested	465,613	1,267,405
Shares redeemed	(12,341,927)	(12,614,234)
Net Increase (Decrease) in Shares Outstanding	(6,283,422)	29,901,616
Class Y
Shares sold	12,234	151,282
Shares issued for distributions reinvested	1,867	2,791
Shares redeemed	(14,698)	(10,071)
Net Increase (Decrease) in Shares Outstanding	(597)	144,002

[a]During the period ended November 30, 2019, 2 Class A shares representing $45 were exchanged for 2 Class I shares and 3,574 Class C shares representing $73,026 were exchanged for 3,516 Class I shares and during the period ended May 31, 2019, 1,083 Class A shares representing $21,165 were exchanged for 1,081 Class I shares.

[b]During the period ended May 31, 2019, 2,365 Class C shares representing $46,356 were automatically converted to 2,334 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
November 30, 2019		Year Ended May 31,
Class A Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	18.12	19.62	18.48	16.59	18.01	17.55
Investment Operations:
Investment income—net[a]	.25	.48	.47	.51	.52	.48
Net realized and unrealized gain (loss) on investments	2.58	(1.11)	2.24	1.98	(.37)	.94
Total from Investment Operations	2.83	(.63)	2.71	2.49	.15	1.42
Distributions:
Dividends from investment income—net	(.24)	(.45)	(.45)	(.47)	(.50)	(.48)
Dividends from net realized gain on investments	-	(.42)	(1.12)	(.13)	(1.07)	(.48)
Total Distributions	(.24)	(.87)	(1.57)	(.60)	(1.57)	(.96)
Net asset value, end of period	20.71	18.12	19.62	18.48	16.59	18.01
Total Return (%)[b]	15.75[c]	(3.36)	15.15	15.18	1.54	8.41
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.14[d]	1.14	1.18	1.22	1.21	1.21
Ratio of net expenses to average net assets	1.03[d]	1.03	1.03	1.10	1.10	1.10
Ratio of net investment income to average net assets	2.53[d]	2.46	2.47	2.88	3.12	2.69
Portfolio Turnover Rate	25.92[c]	29.56	55.90	61.60	65.19	42.17
Net Assets, end of period ($ x 1,000)	257,221	235,973	201,272	182,705	206,929	220,644

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
November 30, 2019		Year Ended May 31,
Class C Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	17.86	19.36	18.25	16.36	17.79	17.35
Investment Operations:
Investment income—net[a]	.17	.32	.32	.36	.39	.34
Net realized and unrealized gain (loss) on investments	2.55	(1.09)	2.22	1.96	(.37)	.93
Total from Investment Operations	2.72	(.77)	2.54	2.32	.02	1.27
Distributions:
Dividends from investment income—net	(.17)	(.31)	(.31)	(.30)	(.38)	(.35)
Dividends from net realized gain on investments	-	(.42)	(1.12)	(.13)	(1.07)	(.48)
Total Distributions	(.17)	(.73)	(1.43)	(.43)	(1.45)	(.83)
Net asset value, end of period	20.41	17.86	19.36	18.25	16.36	17.79
Total Return (%)[b]	15.32[c]	(4.10)	14.26	14.35	.80	7.59
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.82[d]	1.83	1.86	1.91	1.92	1.92
Ratio of net expenses to average net assets	1.78[d]	1.78	1.78	1.84	1.85	1.85
Ratio of net investment income to average net assets	1.78[d]	1.70	1.71	2.07	2.39	1.94
Portfolio Turnover Rate	25.92[c]	29.56	55.90	61.60	65.19	42.17
Net Assets, end of period ($ x 1,000)	74,014	68,562	30,148	24,465	18,222	18,137

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

Six Months Ended
November 30, 2019		Year Ended May 31,
Class I Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	18.16	19.66	18.51	16.65	18.08	17.61
Investment Operations:
Investment income—net[a]	.27	.52	.51	.50	.54	.52
Net realized and unrealized gain (loss) on investments	2.59	(1.10)	2.26	2.04	(.36)	.95
Total from Investment Operations	2.86	(.58)	2.77	2.54	.18	1.47
Distributions:
Dividends from investment income—net	(.27)	(.50)	(.50)	(.55)	(.54)	(.52)
Dividends from net realized gain on investments	-	(.42)	(1.12)	(.13)	(1.07)	(.48)
Total Distributions	(.27)	(.92)	(1.62)	(.68)	(1.61)	(1.00)
Net asset value, end of period	20.75	18.16	19.66	18.51	16.65	18.08
Total Return (%)	15.87[b]	(3.12)	15.41	15.55	1.80	8.61
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82[c]	.83	.85	.92	.92	.92
Ratio of net expenses to average net assets	.78[c]	.78	.78	.84	.85	.85
Ratio of net investment income to average net assets	2.79[c]	2.70	2.69	2.82	3.32	2.93
Portfolio Turnover Rate	25.92[b]	29.56	55.90	61.60	65.19	42.17
Net Assets, end of period ($ x 1,000)	729,378	752,284	226,683	142,128	24,525	29,527

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
November 30, 2019		Year Ended May 31,
Class Y Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	18.25	19.72	18.55	16.63	18.04	17.61
Investment Operations:
Investment income—net[a]	.27	.51	.52	.54	.56	.55
Net realized and unrealized gain (loss) on investments	2.61	(1.06)	2.27	2.06	(.36)	.88
Total from Investment Operations	2.88	(.55)	2.79	2.60	.20	1.43
Distributions:
Dividends from investment income—net	(.27)	(.50)	(.50)	(.55)	(.54)	(.52)
Dividends from net realized gain on investments	-	(.42)	(1.12)	(.13)	(1.07)	(.48)
Total Distributions	(.27)	(.92)	(1.62)	(.68)	(1.61)	(1.00)
Net asset value, end of period	20.86	18.25	19.72	18.55	16.63	18.04
Total Return (%)	15.91[b]	(2.94)	15.49	15.93	1.85	8.50
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76[c]	.77	.80	.84	.84	.84
Ratio of net expenses to average net assets	.76[c]	.77	.78	.84	.84	.84
Ratio of net investment income to average net assets	2.80[c]	2.69	2.75	3.10	3.37	3.21
Portfolio Turnover Rate	25.92b	29.56	55.90	61.60	65.19	42.17
Net Assets, end of period ($ x 1,000)	2,992	2,629	0[d]	2,258	2,221	3,614

a Based on average shares outstanding.

b Not annualized.

c Annualized.

d Amount represents less than $1,000.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Equity Income Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds III (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek total return (consisting of capital appreciation and income). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus Equity Income Fund to BNY Mellon Equity Income Fund and the Trust changed its name from The Dreyfus/Laurel Funds Trust to BNY Mellon Investment Funds III. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-

NOTES TO FINANCIAL STATEMENTS (continued)

end sales charge or CDSC. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for

NOTES TO FINANCIAL STATEMENTS (continued)

example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	1,051,578,374	-	-	1,051,578,374
Investment Companies	16,658,683	-	-	16,658,683
Limited Partnerships	135,250	-	-	135,250

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended November 30, 2019, The Bank of New York Mellon earned $5,902 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2019, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended May 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2019 was as follows: ordinary income $29,574,120 and long-term capital gains $10,229,992. The tax character of current year distributions will be determined at the end of the current fiscal year.

(f) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2018-13 had no impact on the operations of the fund for the period ended November 30, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended November 30, 2019 was approximately $281,421 with a related weighted average annualized interest rate of 2.93%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from June 1, 2018 through September 30, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the total annual fund operating expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .78% of the value of the fund’s average daily net assets. On or after September 30, 2020, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $284,860 during the period ended November 30, 2019.

During the period ended November 30, 2019, the Distributor retained $7,737, from commissions earned on sales of the fund’s Class A shares and $10,231 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2019, Class C shares were charged $268,505 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2019, Class A and Class C shares were charged $306,613 and $89,502, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees and the fund has an arrangement with the custodian to receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2019, the fund was charged $30,904 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2019, the fund was charged $10,998 pursuant to the custody agreement.

During the period ended November 30, 2019, the fund was charged $6,571 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $613,226, Distribution Plan fees of $45,615, Shareholder Services Plan fees of $67,541, custodian fees of $6,800, Chief Compliance Officer fees of $2,174 and transfer agency fees of $9,500, which are offset against an expense reimbursement currently in effect in the amount of $46,995.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2019, amounted to $273,826,347 and $415,737,733, respectively.

At November 30, 2019, accumulated net unrealized appreciation on investments was $155,014,269, consisting of $176,711,006 gross unrealized appreciation and $21,696,737 gross unrealized depreciation.

At November 30, 2019, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTES

For More Information

BNY Mellon Equity Income Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DQIAX Class C: DQICX Class I: DQIRX Class Y: DQIYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6144SA1119

Item 2.          Code of Ethics.

                      Not applicable.

Item 3.          Audit Committee Financial Expert.

                      Not applicable.

Item 4.          Principal Accountant Fees and Services.

                      Not applicable.

Item 5.          Audit Committee of Listed Registrants.

                      Not applicable.

Item 6.          Investments.

(a)                 Not applicable.

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                      Not applicable.

Item 8.          Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.          Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                      Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                      There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)          The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)          There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.        Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds III

By:         /s/ Renee LaRoche-Morris

              Renee LaRoche-Morris

              President (Principal Executive Officer)

Date:      January 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

              Renee LaRoche-Morris

              President (Principal Executive Officer)

Date:      January 27, 2020

By:         /s/ James Windels

              James Windels

              Treasurer (Principal Financial Officer)

Date:      January 24, 2020

EXHIBIT INDEX

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)